Exhibit 99.1

Thumzup Media Corporation Completes Acquisition of Dogehash Technologies; Forms Datacentrex, Inc.

●	Transaction Approved by Shareholders and Nasdaq; Datacentrex Established as Public Digital Infrastructure Company
●	New independent directors appointed: Christopher R. Moe (formerly Red Cat Holdings, Nasdaq-Listed) and Dr. Allan Evans (CEO of NYSE-listed Unusual Machines)
●	Reconstituted Board and leadership team bring deep expertise in digital infrastructure, blockchain operations, and public-company governance

Los Angeles, CA – December 15, 2025 - Thumzup Media Corporation (“Thumzup” or the “Company”) (Nasdaq: TZUP), a diversified technology-driven enterprise, today announced the successful closing of its previously announced acquisition of Dogehash Technologies, Inc. (“Dogehash”), an industrial-scale blockchain infrastructure company focused on Dogecoin and Litecoin mining.

The acquisition was approved by Thumzup’s shareholders at the Company’s 2025 Annual Meeting of Stockholders on December 8, 2025, and has also received all required approvals from Nasdaq, satisfying the final conditions to closing.

The acquisition was completed upon Nasdaq approval, and the combined company will operate under the name “Datacentrex, Inc.” (“Datacentrex”). Its common stock is expected to begin trading on the Nasdaq Stock Market under the ticker symbol DTCX, on Tuesday, December 16, 2025.

The closing of the Dogehash acquisition marks a significant milestone in Thumzup’s transformation into a digital infrastructure company with exposure to blockchain mining, data-center operations, and digital asset treasury strategies.

By combining Dogehash’s operating mining assets and infrastructure expertise with Thumzup’s public-company platform and capital markets access, management believes Datacentrex is positioned to pursue scalable, cash-flow-generating opportunities across digital asset infrastructure and next-generation computing.

“We are pleased to have completed this transaction with the full support of our shareholders and Nasdaq,” said Robert Steele, Chief Executive Officer of Thumzup. “With the acquisition closed and Datacentrex now established, our focus is squarely on execution, operational scaling, and disciplined capital allocation.”

Dogehash currently operates approximately 3,100 Scrypt ASIC miners across four diversified data centers in North America. An additional 1,000 ASIC miners are on order and expected to be deployed in the first half of 2026, expanding the fleet to more than 4,100 miners.

The Company expects continued growth in digital asset production through 2026, supported by energy-efficient hardware, low-cost power sourcing, and a scalable infrastructure footprint.

“Our team built Dogehash with a focus on efficiency and long-term scalability,” said Parker Scott, Chief Executive Officer of Dogehash. “Completing this merger allows us to accelerate growth as part of Datacentrex while maintaining operational discipline. With a strong combined balance sheet and cash position, we are positioning Datacentrex for long-term success and value creation.”

As previously disclosed, Datacentrex will be led by a reconstituted Board of Directors and management team with deep experience in public-company governance, digital infrastructure, and blockchain operations.

The Board includes newly elected independent directors Christopher R. Moe and Dr. Allan Evans, along with Chris Ensey who has been serving on the Board since October 2025. Each of the foregoing independent directors brings senior leadership experience from Nasdaq- and NYSE- listed companies spanning digital infrastructure, advanced technologies, and large-scale operations.

Upon completion of the acquisition, Parker Scott, Chief Executive Officer of Dogehash, became Chief Executive Officer of the combined company and joined the Board. Robert Steele transitioned to Chief Financial Officer and continues to serve as a director. Together, the Board and management team provide Datacentrex with strong governance oversight, operational expertise, and capital markets experience as Datacentrex enters its next phase of growth.

Datacentrex intends to maintain a diversified digital asset treasury from its yield on its mining hashrate, which include Dogecoin (DOGE), Litecoin (LTC), and Bitcoin (BTC).

About Thumzup®

Thumzup Media Corporation is a diversified technology-driven enterprise transitioning from its roots in social media marketing to potential high-growth sectors including digital-asset infrastructure, data-center operations and quantum-computing-adjacent technologies. Thumzup intends to pursue selective investments, partnerships, and acquisitions to drive innovation and value creation.

Forward-Looking Statements Disclaimer

This press release contains certain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this press release, including statements regarding Datacentrex’s future financial condition, results of operations, business operations and business prospects, are forward-looking statements. These statements are identified by the use of the words “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “continue,” “predict,” “potential,” “project” and similar expressions that are intended to identify forward-looking statements. All forward-looking statements are subject to important factors, risks, uncertainties, and assumptions, including industry and economic conditions that could cause actual results to differ materially from those described in the forward-looking statements. Such factors, risks, uncertainties and assumptions include, but are not limited to, Datacentrex’s ability to successfully achieve its strategic initiatives, including its expectation that it will be able to secure additional miners; unexpected costs, charges or expenses resulting from the merger; potential adverse reactions or changes to business relationships resulting from the completion of the merger; risks related to the inability of Datacentrex to successfully operate as a combined business; risks associated with the possible failure to realize certain anticipated benefits of the merger, including with respect to future financial and operating results; competition in Datacentrex’s markets; risks associated with Datacentrex’s investment strategy, including digital asset market volatility, cybersecurity and custody of digital assets, potential changes in laws or accounting standards relating to digital assets and regulatory developments affecting digital assets; and volatility of Datacentrex’s stock price. Forward-looking statements also are affected by the risk factors described in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. Investors and security holders are urged to read these documents free of charge on the SEC’s website at: http://www.sec.gov. The risks and uncertainties that Datacentrex has described are not the only ones Datacentrex faces. Additional risks and uncertainties not presently known to Datacentrex or that Datacentrex currently deems immaterial may also affect Datacentrex’s operations. All forward-looking statements speak only as of the date of this press release. You should not place undue reliance on these forward-looking statements. Although the Company believes that its plans, objectives, expectations and intentions reflected in or suggested by the forward-looking statements are reasonable, it can give no assurances that these plans, objectives, expectations or intentions will be achieved. Forward-looking statements involve significant risks and uncertainties (some of which are beyond the Datacentrex’s control) and assumptions that could cause actual results to differ materially from historical experience. Actual results may differ materially from those in the forward-looking statements and the trading price for Datacentrex’s common stock may fluctuate significantly Except as required by law, Datacentrex undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

Company Contact

Thumzup Investor Relations

investors@thumzupmedia.com

800-403-6150

Media Contact

Jessica Starman

media@thumzupmedia.com